Sub-Item 77Q1(e):

Form of Investment Advisory Agreement between the Registrant and ALPS Advisors, Inc., on behalf of the Dhandho Junoon ETF, is hereby incorporated by reference to Exhibit 99.28.D.1 to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2016, accession number: 0001398344-16-011496.